Exhibit 10.1

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION PROMULGATED UNDER SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"). THIS SUBSCRIPTION AGREEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

                         SERIES A CONVERTIBLE PREFERRED
                             SUBSCRIPTION AGREEMENT
                             ----------------------

                           IMMTECH INTERNATIONAL, INC.

            THIS AGREEMENT has been executed by the undersigned subscriber ("Subscriber") in connection with the private placement of the Series A Convertible Preferred Stock ("Preferred Stock") of Immtech International, Inc. (NASDAQ symbol "IMMT"), located at 150 Fairway Drive, Suite 150, Vernon Hills, Illinois 60061, a corporation organized under the laws of Delaware, USA ("Company"). The terms on which the Preferred Stock may be converted into common stock of the Company, $0.01 par value, ("Common Stock") and the other terms of the Preferred Stock are set forth in the Certificate of Designation (Exhibit A). In addition, the Company will grant to the Subscriber a warrant ("Warrant") as per the terms of a separate Warrant (Exhibit B). This Subscription and, if accepted by the Company, the offer and sale of the Preferred Stock, Warrants and the underlying Common Stock (collectively, the "Securities"), are being made in reliance on an exemption for non-public offerings under Section 4(2) of the Securities Act of 1933, as amended ("Securities Act") and are intended to qualify for the safe harbor protections afforded by Rule 506 of Regulation D of the Securities Act.

            The Subscriber hereby represents and warrants to the Company as follows:

            1. Agreement to Sell and Purchase the Securities.

            (a) Purchase Price. The Company will sell, and the Subscriber will buy, ___________ shares of Preferred Stock for the purchase price of $25.00 U.S. Dollars per share (the aggregate price of the Preferred Stock purchased by the Subscriber, the "Purchase Price") in reliance upon the representations and warranties of the Company and Subscriber contained in this Agreement and the terms and conditions hereinafter set forth. The Company will also grant to the Subscriber a Warrant to purchase 2.5 shares of Common Stock per one share of Preferred Stock purchased, such Warrant to have an exercise price of $6.00 per share and an exercise period of up to five years as per the terms of the Warrant attached hereto as Exhibit B.

            (b) Form of Payment. Subscriber shall pay the Purchase Price by delivering funds in U.S. Dollars by wire transfer to Cadwalader, Wickersham & Taft, for the benefit of the Company, against delivery of the certificates representing the shares of Preferred Stock and the Warrant issuable in exchange therefor.

            (c) Wire Instructions. Wire instructions for Cadwalader, Wickersham & Taft are as follows:

                  CHASE PRIVATE BANK
                  1211 Avenue of the Americas, 37th Floor
                  New York, NY 10036
                  ABA#021000021
                  Cadwalader Wickersham & Taft
                  Primary Trust Account
                  A/C#967-707234

            (d) Closing. Subject to the conditions set forth below, the purchase and sale of the Securities shall take place on February 1, 2001 at the offices of Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York 10038, at 10:00 a.m., or at such other time and place as the Company and the Subscriber mutually agree (which date and event are designated as the "Closing Date" and "Closing," respectively). At the Closing the Company shall deliver to the Subscriber original certificates and instruments, as applicable, representing the Securities to be purchased at the Closing, against delivery by the Subscriber of a wire transfer in the amount of the aggregate Purchase Price therefor. The delivery of the Securities and the Closing shall be simultaneous in that neither the delivery of the Securities nor any event required by the terms of this Agreement shall be deemed to have occurred until such delivery and all such events shall have occurred, and when such delivery and all such events have occurred, they shall be deemed to have occurred simultaneously.

            2. Representation and Warranties of the Subscriber. The Subscriber acknowledges, represents, warrants and agrees as follows:

            (a) Authorization. If the Subscriber is a corporation, the corporation is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite power and authority to purchase and hold the Securities. The decision to invest and the execution and delivery of this Agreement by a corporate Subscriber, the performance of the obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized and require no other proceedings on the part of the Subscriber. The individual signing this Agreement has all right, power and authority to execute and deliver this Agreement on behalf of the corporate Subscriber.

            This Agreement has been duly executed and delivered by the Subscriber and, assuming the execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of the Subscriber, enforceable against the Subscriber in accordance with its terms.

            (b) Evaluation of Risks. The Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Company and of protecting its interests in connection with this transaction. Subscribers recognize that an investment in the Company involves a high degree of risk.

            (c) Independent Counsel. Subscriber acknowledges that he, she or it has been advised to consult with their own attorney regarding legal matters concerning the Company and to consult with its tax advisor regarding the tax consequences of acquiring the Securities.

            (d) Access to Information. Subscriber acknowledges that he, she or it has been permitted access, to the Subscriber's satisfaction, to the Company's books, records, reports and other information, including without limitation, public filings made pursuant to the Securities Exchange Act of 1934, as amended, which access can be gained at http://www.gsionline.com, http://www.freeedgar.com and http://www.10kwizard.com.

            (e) No Registration. Subscriber understands that the Securities have not been registered under the Securities Act or any other Securities laws but are being offered and sold to Subscribers in reliance upon specific exemptions from the registration requirements of Federal and State securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of Subscribers to acquire the Securities.

            (f) Accredited Investor. The Subscriber has submitted to the Company a complete and executed "Accredited Investor Questionnaire" substantially in the form attached hereto as Exhibit C. The Subscriber hereby certifies that he, she or it is an "Accredited Investor", as that term is defined under Rule 501(a) of the Securities Act and all information which the Subscriber has provided to the Company in the Accredited Investor Questionnaire is correct and complete as of the date set forth thereon. The Subscriber is aware that the sale of the Securities is being made in reliance on Rule 506 of Regulation D, an exemption for non-public offerings under Section 4(2) of the Securities Act.

            (g) Investment Intent. Subscriber is acquiring the Securities solely for his, her or its own account and not with a view to the distribution thereof to or for the benefit or account of any U.S. Person, in whole or in part. Subscriber understands and agrees he, she or it may bear the economic risk of an investment in the Securities for an indefinite period of time. Subscriber does not now have or, in the future, will not take any short position or comparable hedge position in the Company's Common Stock or make any promissory notes and/or pledges on the Company's Common Stock until the later of (i) the expiration of one year from the Closing Date and (ii) such time as all Preferred Stock purchased pursuant to this Agreement are converted to Common Stock or redeemed by the Company.

            (h) Transfer Restrictions. Stop transfer instructions have been or will be placed on any certificates or other documents evidencing the Securities so as to restrict the resale, pledge, hypothecation or other transfer thereof in accordance with the provisions hereof and the provisions of the Securities Act.

            (i) Transfer Restrictions Regarding Securities. Upon conversion of any part or all of the Preferred Stock at any time as permitted hereby, if the holder of the Preferred Stock being converted makes the certification, pursuant to the Notice of Conversion attached hereto as Exhibit D, that such holder has complied with all of the requirements of the Securities Act and such other requirements as set forth herein, then the Company shall cause its transfer agent to deliver the underlying Common Stock ("Underlying Shares") upon such conversion with restrictive legend or stop transfer instructions.

            (j) General Solicitation. The Securities were not offered to the Subscriber by any form of general solicitation or advertising within the meaning of Rule 502(c) of the Securities Act.

            (k) Investment Company. The Subscriber is not an "investment company" or an entity controlled by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

            3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Subscriber that the following are true and correct as of the Closing Date:

            (a) Organization; Qualification. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware and is in good standing under such laws. The Company has all requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where failure to so qualify would not have a material adverse effect on the Company.

            (b) Capitalization. The authorized capital stock of the Company consists of 30,000,000 shares of Common Stock, $0.01 par value per share, of which 6,005,371 are outstanding, 5,000,000 shares of Preferred Stock, $0.01 par value, 320,000 of which will be designated Series A Convertible Preferred Stock simultaneously with the acceptance of this Agreement by the Company. All outstanding shares of Common Stock have been, and all shares of Series A Convertible Preferred Stock and all shares of Common Stock underlying such Series A Convertible Preferred Stock ("Underlying Shares") will be when issued, duly authorized and fully paid and nonassessable.

            (c) Authorization. The Company has all requisite corporate right, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Shares and the performance of the Company's obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to the indemnification provisions set forth in Section 4(d) of this Agreement. Upon their issuance and delivery pursuant to this Agreement, the Shares will be validly issued, fully paid and nonassessable and will be free of any liens or encumbrances other than those created hereunder or by the actions of the Subscriber; provided, however, that the Shares are subject to restrictions on transfer under state and/or federal securities laws. The issuance and sale of the Shares will not give rise to any preemptive right or right of first refusal or right of participation on behalf of any person.

            (d) No Conflict. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default, or give rise to a right of termination, cancellation or acceleration of any material obligation or to a loss of a material benefit, under, any provision of the Articles of Incorporation, and any amendments thereto, Bylaws and any amendments thereto of the Company or any material mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree statute, law, ordinance, rule or regulation applicable to the Company, its properties or assets and which would have a material adverse effect on the Company's business and financial condition.

            (e) Governmental Consent, etc. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated hereby. (f) Reporting Status. The Company is in full compliance, to the extent applicable, with all reporting obligations under either Section 12(b), 12(g) or 15(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). The Company has registered its Common Stock pursuant to Section 12 of the Exchange Act and the Company's Common Stock is listed on the NASDAQ National Market System under the symbol "IMMT."

            4. Representations and Warranties of the Company and Subscribers. Each of the Subscriber and the Company represent and warrant to the other the following with respect to itself:

            (a) Subscription Agreement. The Subscription Agreement has been duly authorized, validly executed and delivered on behalf of the Company and the Subscriber and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

            (b) Non-contravention. The execution and delivery of the Subscription Agreement and the consummation of the issuance of the Securities and the transaction contemplated by the Subscription Agreement do not and will not conflict with or result in a breach by the Company or any Subscriber of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws of the Company or any Subscriber, or any indenture, mortgage, deed of trust of other material agreement or instrument to which the Company or any Subscriber is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation or any applicable decree, judgment or order of any court, Federal or State regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any Subscriber or any of its properties or assets.

            (c) Approvals. Neither the Company nor the Subscriber is aware of any authorization, approval or consent of any governmental body which is legally required for the issuance and sale of the Securities.

            (d) Indemnification. Each of the Company and the Subscriber agree to indemnify the other and to hold the other harmless from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees) which the other may sustain or incur in connection with the breach by the indemnifying party of any representation, warranty or covenant made by it in this Agreement.

            (e) Exemption; Reliance on Representations. The Subscriber understands that the offer and sale of the Securities are not being registered under the Securities Act and that the Securities are being offered and sold under an exemption from registration pursuant to Section 4(2) of the Securities Act. The Company intends that the offer and sale of the Shares qualify for the safe harbor protection provided by Regulation D, Rule 506 of the Securities Act. Each of the Company and Subscriber agree to comply in all respects with the provisions of Regulation D in connection with the transactions contemplated hereby.

            (f) Stock Delivery Instructions/Legend. The Preferred Stock certificates and the Common Stock certificates for the Underlying Shares in the event of Conversion (unless then registered pursuant to the Securities Act) shall be delivered bearing a legend substantially as follows:

"THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN SOLD PURSUANT TO SECTION 4(2) AN EXEMPTION FROM REGISTRATION PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"). THESE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED, RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM."

            5. Covenants of the Company. The Company covenants and agrees that on and after the Closing Date it will:

            (a) Registration Rights. The Company will use commercially reasonable efforts to register the Underlying Shares on Form S-3 pursuant to the Securities Act and to keep such registration effective for the lesser of (i) 24 months from the date of issuance or (ii) until such time as all Preferred Stock have been converted to Common Stock. The Company shall file, or amend, a Form S-3 registration statement to effect the registration of the Underlying Shares within 30 business days from the Closing Date and shall use commercially reasonable efforts to have such registration statement declared effective no later than 120 days after filing the Form S-3 ("Registration Date"). In the event the Company fails to register the Underlying Shares by the Registration Date the Company shall pay a fee of 1.0% of the Purchase Price to the Subscriber as liquidated damages.

            (b) Right of First Offer. For the period beginning on the Closing Date and for six months thereafter, prior to any non-public equity offering of the Company (such non-public equity offering other than an issuance of stock pursuant to (i), (ii), (iii) or (iv) below, a "PIPE") other than an issuance of stock (i) pursuant to the Company's stock option plans and employee stock purchase plans, (ii) in connection with (a) the exercise of warrants or (b) pursuant to the terms of any class or series of debentures, stock or any other options, warrants or other convertible securities, outstanding on the date hereof, (iii) in connection with bank credit agreements and equipment and/or land lease lines with a non-equity financing purpose or (iv) in connection with an acquisition, merger, partnering, licensing or strategic transactions, the Company shall first offer to the Subscriber and all other Preferred Stock holders the opportunity to purchase the shares proposed to be offered in the PIPE pro rata based upon the number of shares of Preferred Stock held. Subscriber's pro-rata share shall be calculated by dividing the number of shares of Preferred Stock held by the Subscriber by the number of shares of Preferred Stock then outstanding. The Company must offer the Subscriber twenty days in advance of an offering of a PIPE generally ("Offer Period") the opportunity to purchase shares on the terms and conditions to be offered generally ("PIPE Notice"). The PIPE Notice must state the type and price of the shares offered, the name and address of the escrow agent for the transaction and the number of shares the Subscriber is eligible to purchase. To participate the Subscriber must during the Offer Period notify the Company of the number of shares to be purchased (pursuant to the PIPE Notice) and deliver a certified check addressed to the escrow agent for the aggregate purchase price of the shares. To the extent the Subscriber does not purchase the offered shares, the Company may sell such shares to third parties on the terms and conditions contained in the PIPE Notice for 30 business days following the expiration of the Offer Period. Failure to sell all the shares to third parties shall not enable the Subscriber to rescind its purchase.

            6. Conditions to the Company's Obligation to Sell. Subscribers understand that the Company's obligation to sell the Preferred Stock and Warrants are conditioned upon:

            (a) The execution and delivery by the Subscriber of this Agreement;

            (b) Delivery to CWT by Subscriber of immediately available funds as payment in full for the purchase of the Securities; and

            (c) All representations and warranties of the Subscribers being true and correct.

            7. Conditions to Subscriber's Obligation to Purchase. The Company understands that Subscriber's obligation to purchase the Preferred Stock is conditioned upon:

            (a) The execution and delivery by the Company of this Agreement;

            (b) Delivery of the original Preferred Stock and Warrants as described herein;

            (c) The execution and delivery by each executive officer and director of the Company of a lock-up agreement prohibiting the sale, either directly or indirectly, of more than 5% of such executive officer or director's equity ownership in the Company for a six month period beginning on the Closing Date substantially in the form of Exhibit E hereto;

            (d) Delivery by the Company of a capitalization table reflecting all outstanding securities of the Company, including without limitation, securities issued pursuant to this offering; and

            (e) All representations and warranties of the Company being true and correct.

            8. Miscellaneous.

            (a) This Agreement will be construed and enforced in accordance with and governed by the laws of the State of New York, without reference to principles of conflicts of law. Each of the parties consents to the jurisdiction of the federal courts of any New York district or the state courts of the State of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if the other party to this Agreement obtains a judgment against it in a New York proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

            (b) If for any reason the transactions contemplated by this Agreement are not consummated, each of the parties hereto shall keep confidential any information obtained from any other party (except information publicly available or in such party's domain prior to the date hereof, and except as required by court order) and shall promptly return to the other parties all schedules, documents, instruments, work papers or other written information, without retaining copies thereof, previously furnished by it as a result of this Agreement or in connection herewith.

            (c) In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original. This Agreement may be executed in counterparts which shall be considered an original document and which together shall be considered a complete document.

            (d) This Agreement and Exhibits hereto constitute the entire agreement between the Subscriber and the Company with respect to the subject matter hereof. This Agreement may be amended only in writing.

            (e) The Subscribers represent to the Company that the representations and warranties of the Subscriber contained herein are complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under federal and state securities laws in connection with a private offering of securities.

            (f) In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

            (g) Each of the parties agree to keep confidential and not to disclose to or use for the benefit of any third party the terms of this Agreement or any other information which at any time is communicated by the other party as being confidential without the prior written approval of the other party; provided, however, that this provision shall not apply to information which, at the time of disclosure, is already part of the public domain (except by breach of this Agreement) and information which is required to be disclosed by law.

            (h) Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby.


            IN WITNESS WHEREOF, this Subscription Agreement was duly executed on the date first written below.



                                       _______________________________________,
                                       Subscriber



                                       By:____________________________________
                                          Name:
                                          Title:

                                       Executed at __________________________
                                       this ____ day of ____________, 2002

Agreed to and Accepted on
this _____ day of February, 2002

IMMTECH INTERNATIONAL, INC.



By:____________________________________
   Name:  T. Stephen Thompson
   Title:    President and Chief
              Executive Officer

FULL NAME AND ADDRESS OF SUBSCRIBER FOR REGISTRATION PURPOSES:

NAME:         _________________________________________________________________

ADDRESS:      _________________________________________________________________

TEL NO:       _________________________________________________________________

FAX NO:       _________________________________________________________________

CONTACT       _________________________________________________________________

NAME:         _________________________________________________________________

DELIVERY INSTRUCTIONS (IF DIFFERENT FROM REGISTRATION NAME):

NAME:         _________________________________________________________________

ADDRESS:      _________________________________________________________________

TEL NO:       _________________________________________________________________

FAX NO:       _________________________________________________________________

CONTACT
NAME:         _________________________________________________________________

SPECIAL
INSTRUCTIONS: _________________________________________________________________

                                    Exhibit C

                           IMMTECH INTERNATIONAL, INC.
                        ACCREDITED INVESTOR QUESTIONNAIRE

Note: Individuals must complete SECTION I and Corporations, Partnerships,
      Trusts and other Entities must complete SECTION II

ALL QUESTIONS IN THE APPROPRIATE SECTION MUST BE ANSWERED

SECTION I. QUESTIONS FOR INDIVIDUALS

1.    Name: ___________________________________

      U.S. Citizen:           Yes____     No____      Age:____

      Number of Dependents:____           Social Security No.:_____________

2. Accredited Investor Suitability Requirements. An individual will qualify as an Accredited Investor as defined in Rule 501(a) of the Securities Act of 1933 ("Securities Act") if he or she meets any one of the following requirements. The undersigned entity certifies that he/she is an Accredited Investor because:

(A) Yes____ No____ I am a natural person and had an individual income in excess of $200,000 in each of the two most recent years and reasonably expect an income in excess of $200,000 in the current year. For these purposes "income" means my individual adjusted gross income for federal income tax purposes, plus (i) any deduction for long term capital gain; (ii) any deduction for depletion; (iii) any exclusion for interest; and (iv) any losses of a partnership allocated to an individual limited partner.

(B) Yes____ No____ I am a natural person and had a joint income with my spouse in excess of $300,000 in each of the two most recent years and reasonably expect a joint income with my spouse in excess of $300,000 in the current year. For these purposes "income" shall be determined as set forth in Section 2(A) above.

(C) Yes____ No____ I am a natural person and had an individual net worth on the date hereof (or joint net worth with my spouse) in excess of $1 million (including my home, home furnishings and automobiles).

SECTION II. QUESTIONS FOR CORPORATIONS, PARTNERSHIPS, TRUSTS AND OTHER
            ENTITIES

1.    Name and Nature of Entity:    _______________________________

2.    Date of Organization:         _______________________________

3.    State of Organization:        _______________________________

4.    Taxpayer Identification No.:  _______________________________

5.    Accredited Investor Suitability Requirements:

(A) Yes____ No____ Was the entity formed for the specific purpose of investing in the securities (as defined in Section 3(a)(10) of the Securities Exchange Act of 1934 ((the "Exchange Act")) or in the equity securities (as defined in Section 3(a)(11) of the Exchange Act) of Immtech International Inc. (separately and any combination thereof, the "Securities")?

(B) If your answer to question 5(A) above is "No," CHECK whichever of the following statements is applicable to the entity; if your answer to question (A) is "Yes" or if none of the statements in clause (1) below is applicable, the entity must be able to certify to statement 5(B)(2) below in order to qualify as an Accredited Investor.

(1) The undersigned entity certifies that it is an Accredited Investor because it is:

(i) Yes____ No____ a bank, as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity;

(ii) Yes____ No____ a broker or dealer registered pursuant to Section 15 of the Exchange Act;

(iii) Yes____ No____ an insurance company as defined in Section 2(13) of the Securities Act;

(iv) Yes____ No____ an investment company registered under the Investment Company Act of 1940 ("1940 Act");

(v) Yes____ No____ a business development company as defined in Section 2(a)(48) of the 1940 Act;

(vi) Yes____ No____ a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

(vii) Yes____ No____ a plan established by a state or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, provided that such employee benefit plan has total assets in excess of $5,000,000;

(viii)Yes____ No____ an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, provided that (A) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, and the plan fiduciary is either a bank, insurance company or registered investment adviser, or (B) the employee benefit plan has total assets in excess of $5,000,000, or (C) the plan is a self-directed plan and the investment decisions are made solely by persons that are Accredited Investors (if a self-directed plan with more than one investment account: (1) each participant must maintain a separate investment account within the plan, and (2) the funds of the separate investment accounts within the plan must not be commingled);

(ix) Yes____ No____ a private business development company as defined in Section 202(a)(22) of the 1940 Act;

(x) Yes____ No____ an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000; or

(xi) Yes____ No____ a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose subscription is directed by a sophisticated person as defined in Rule 506(b)(2)(ii) promulgated under the Securities Act.

(2) The undersigned entity certifies that it is an Accredited Investor because each of its stockholders, partners or other equity holders meets at least one of the following conditions:

(i) Yes____ No____ He/She is a natural person and had an individual net worth (or joint net worth with spouse) at the time of subscription in excess of $1 million (including home, home furnishings and automobiles).

(ii) Yes____ No____ He/She is a natural person and had an individual income in excess of $200,000 (or joint income with spouse in excess of $300,000) in each of the two most recent years and reasonably expects an individual income in excess of $200,000 (or joint income with spouse in excess of $300,000) in the current year. For these purposes "income" means individual adjusted gross income for federal income tax purposes, plus (i) any deduction for long term capital gains; (ii) any deduction for depletion; (iii) any exclusion for interest; and
(iv) any losses of a partnership allocated to an individual limited partner.

(iii) Yes____ No____ The stockholder, partner or other equity holder is a corporation, partnership, trust or other entity which meets the description of at least one of the organizations specified in statement B(1) above or whose stockholders, partners or other equity holders meet at least one of the descriptions in this statement B(2).

IN WITNESS WHEREOF, the undersigned has executed this Investor Questionnaire this ____ day of ________, 2002, and declares that it is truthful and correct.

Name of Investor or Entity:                    ________________________________

Signature of Investor or Representative:       ________________________________

If an Entity, Name and Title of Signatory      ________________________________

Address:                                       ________________________________

                                               ________________________________

                                    Exhibit D


                              NOTICE OF CONVERSION
    (To be Executed by the Warrant Holder in order to Convert the Convertible
                                Preferred Stock)

            The undersigned hereby irrevocably elects to convert the above Preferred Stock No. ____ into Shares of common stock of Immtech International, Inc. (the "Company") according to the conditions hereof, as of the date written below.

            The undersigned represents and warrants that:

1. The undersigned represents and warrants that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon conversion of the Preferred Stock shall be made pursuant to an exemption from registration under the Securities Act of 1933, as amended ("Securities Act") or pursuant to registration of the Common Stock under the Securities Act, subject to any restrictions on sale or transfer set forth in the Series A Convertible Preferred Subscription Agreement between the Company and the original holder of the Preferred Stock submitted herewith for conversion.

2. The undersigned has not engaged in any transaction or series of transactions that is a part of or a plan or scheme to evade the registration requirements of the Securities Act.

3. Upon conversion pursuant to this Notice of Conversion, the undersigned will not own or deemed to beneficially own (within the meaning of the Securities Exchange Act of 1934) 4.99% or more of the then issued and outstanding shares of the Company.



_______________________________________ ________________________________________
          Date of Conversion*                 Applicable Conversion Price

_______________________________________ ________________________________________
Number of Common Shares upon Conversion         $ Amount of Conversion


_______________________________________ ________________________________________
               Signature                                  Name

Address:                                 Deliver Shares to:
_______________________________________ ________________________________________
_______________________________________ ________________________________________
_______________________________________ ________________________________________
_______________________________________ ________________________________________


* The original Preferred Stock Certificate and Notice of Conversion must be received by the Company by the third business day following the Date of Conversion.